Exhibit 99.1
FOR IMMEDIATE RELEASE
Emdeon Reports First Quarter 2010 Results
•	7.9% Revenue Growth Over First Quarter 2009

•	9.3% Increase in Adjusted EBITDA Over First Quarter 2009
NASHVILLE, Tenn. (May 6, 2010) — Emdeon Inc. (NYSE: EM), a leading provider of healthcare revenue and payment cycle management solutions, today announced financial results for the first quarter ended March 31, 2010, as summarized below:

($ in millions, except per share amounts)	1Q10	1Q09	% Change
Revenue	$237.3	$219.9	7.9%
Net Income	$4.3	$3.3	29.6%
Net Income per share (diluted)	$0.02	$0.02	0.0%
Non-GAAP Adjusted EBITDA	$62.4	$57.0	9.3%
Non-GAAP Adjusted Net Income per fully diluted share	$0.21	$0.21	0.0%
Non-GAAP fully diluted shares	121.3	106.1
First quarter revenue was $237.3 million, an increase of 7.9%, compared to $219.9 million for the same period in the prior year. GAAP operating income for the first quarter of 2010 was $30.8 million compared to $28.8 million for the same period last year. First quarter Adjusted EBITDA grew 9.3% to $62.4 million, or 26.3% of revenue, from Adjusted EBITDA of $57.0 million, or 25.9% of revenue, in the comparable period last year.
GAAP net income (before noncontrolling interest) for the first quarter of 2010 was $4.3 million compared to GAAP net income of $3.3 million for the same period last year. GAAP net income per diluted share for the first quarter of 2010 was $0.02 compared to $0.02 in the same period last year. Adjusted Net Income per fully diluted share for the first quarter of 2010 was $0.21, using a weighted average share count of 121.3 million, compared to $0.21, using a weighted average share count of 106.1 million, for the same period last year.
“Emdeon is off to a good start to the year and delivered solid financial results for the first quarter,” said George Lazenby, Emdeon’s chief executive officer. “We are also excited about the growing momentum of our emerging business initiatives, including our provider ePayment solutions and healthcare technology consulting services related to our recent FutureVision and HTMS acquisitions. Emdeon remains on track to execute on our 2010 financial goals.”
At March 31, 2010, Emdeon’s cash and cash equivalents totaled $220.4 million. Total long-term debt under Emdeon’s credit facilities was $854.5 million, before unamortized debt discount.

A reconciliation of Emdeon’s financial results determined in accordance with U.S. Generally Accepted Accounting Principles (GAAP) to certain non-GAAP financial measures has been provided in the financial statement tables included in this release to supplement its unaudited condensed consolidated financial statements presented on a GAAP basis. An explanation of these non-GAAP measures is also included below under the heading “Explanation of Non-GAAP Financial Measures.”
Financial Outlook
Emdeon affirmed its outlook for annual revenue, Adjusted EBITDA and Adjusted Net Income per fully diluted share for 2010 as follows:
•	2010 revenue to be between $1.0 to $1.06 billion

•	2010 Adjusted EBITDA to be between $266 to $278 million

•	2010 Adjusted Net Income per fully diluted share to be between $0.90 to $0.94 using a weighted average share count of 122.4 million
Notice of Conference Call and Webcast
Emdeon will conduct a conference call/webcast for investors and institutional analysts on Thursday, May 6, 2010 at 5:00 pm Eastern Time/4:00 pm Central Time to discuss Emdeon’s financial results.
To access Emdeon’s live conference call and webcast, dial 866-783-2140 (857-350-1599 for international calls) using conference code 75889855 or visit the Investors section of Emdeon’s website: www.emdeon.com. Please go to the website at least 15 minutes prior to the event to register, download and install any necessary audio/video software to access the webcast. For those unable to listen to the live broadcast, a conference call replay will be available for one week following the conference call by calling 888-286-8010 (617-801-6888 for international calls) using conference code 83532925. A webcast replay will also be archived on Emdeon’s website for at least 30 days following the conference call.
About Emdeon
Emdeon is a leading provider of revenue and payment cycle management solutions, connecting payers, providers and patients in the U.S. healthcare system. Emdeon’s product and service offerings integrate and automate key business and administrative functions of its payer and provider customers throughout the patient encounter. Through the use of Emdeon’s comprehensive suite of products and services, which are designed to easily integrate with existing technology infrastructures, customers are able to improve efficiency, reduce costs, increase cash flow and more efficiently manage the complex revenue and payment cycle process. For more information, visit www.emdeon.com.
Forward-Looking Statements
Statements made in this press release that express Emdeon’s or management’s intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements, which Emdeon intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions.

Forward-looking statements may include information concerning Emdeon’s possible or assumed future results of operations, including descriptions of Emdeon’s revenues, profitability, outlook and overall business strategy. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to Emdeon’s operations and business environment, all of which are difficult to predict and many of which are beyond Emdeon’s control. Although Emdeon believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Emdeon’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including but not limited to: effects of competition, including competition from entities that are customers for certain of Emdeon’s products and services; Emdeon’s ability to maintain relationships with its customers and channel partners; Emdeon’s ability to effectively cross-sell its products and services to existing customers and to continue to generate revenue and maintain profitability by developing and successfully deploying new or updated products and services; pricing pressures on Emdeon’s products and services; the anticipated benefits from acquisitions not being fully realized or not being realized within the expected time frames; and general economic, business or regulatory conditions affecting the healthcare information technology and services industries; as well as the other risks discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in Emdeon’s Annual Report on Form 10-K for the year ended December 31, 2009, as well as Emdeon’s periodic and other reports, filed with the Securities and Exchange Commission.
You should keep in mind that any forward-looking statement made by Emdeon herein, or elsewhere, speaks only as of the date on which made. Emdeon expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in Emdeon’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.
# # #
Contacts:
Investor Relations
Tommy Lewis
615.932.3235
tlewis@emdeon.com

Emdeon Inc.
Condensed Consolidated Statements of Operations
(unaudited and amounts in thousands, except share and per share amounts)

	For the Three Months
	Ended March 31,
	2010	2009
Revenue	$237,279	$219,885
Costs and expenses:
Cost of operations (exclusive of depreciation and amortization below)	143,986	134,739
Development and engineering	8,554	7,075
Sales, marketing, general and administrative	26,119	24,160
Depreciation and amortization	27,775	25,098

Operating income	30,845	28,813
Interest income	(3)	(21)
Interest expense	15,665	17,942
Other	290	—

Income before income tax provision	14,893	10,892
Income tax provision	10,630	7,602

Net income	4,263	3,290
Net income attributable to noncontrolling interest	2,374	2,072

Net income attributable to Emdeon Inc.	$1,889	$1,218

Net income per share Class A common stock:
Basic	$0.02	$0.02

Diluted	$0.02	$0.02

Weighted average common shares outstanding:
Basic	90,461,968	77,413,610

Diluted	90,468,057	77,413,610

Emdeon Inc.
Condensed Consolidated Balance Sheets
(unaudited and amounts in thousands, except share amounts)

	March 31,	December 31,
	2010	2009
Assets
Current assets:
Cash and cash equivalents	$220,418	$211,999
Accounts receivable, net of allowance for doubtful accounts of $4,543 and $4,433 at March 31, 2010 and December 31, 2009, respectively	152,646	151,022
Deferred income tax assets	4,445	4,924
Prepaid expenses and other current assets	15,146	16,632

Total current assets	392,655	384,577
Property and equipment, net	175,231	152,091
Goodwill	730,819	703,027
Intangible assets, net	979,372	989,280
Other assets, net	1,380	1,451

Total assets	$2,279,457	$2,230,426

Liabilities and equity
Current liabilities:
Accounts payable	$8,677	$9,910
Accrued expenses	81,956	72,493
Deferred revenues	12,167	12,153
Current portion of long-term debt	10,153	9,972

Total current liabilities	112,953	104,528
Long-term debt, excluding current portion	831,726	830,710
Deferred income tax liabilities	150,502	145,914
Tax receivable agreement obligations to related parties	140,704	142,044
Other long-term liabilities	50,725	27,361
Commitments and contingencies
Equity:
Preferred stock (par value, $0.00001), 25,000,000 shares authorized and 0 shares issued and outstanding	—	—
Class A common stock (par value, $0.00001), 400,000,000 shares authorized and 90,618,894 and 90,423,941 shares outstanding at March 31, 2010 and December 31, 2009, respectively	1	1
Class B common stock, exchangeable (par value, $0.00001), 52,000,000 shares authorized and 24,689,142 and 24,752,955 shares outstanding at March 31, 2010 and December 31, 2009, respectively	—	—
Additional paid-in capital	736,838	730,941
Accumulated other comprehensive loss	(9,334)	(11,198)
Retained earnings	35,593	33,704

Emdeon Inc. equity	763,098	753,448
Noncontrolling interest	229,749	226,421

Total equity	992,847	979,869

Total liabilities and equity	$2,279,457	$2,230,426

Emdeon Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited and amounts in thousands)

	For the Three Months
	Ended March 31,
	2010	2009
Operating activities
Net income	$4,263	$3,290
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	27,775	25,098
Equity compensation expense	3,675	2,576
Deferred income tax expense	4,666	2,659
Amortization of debt discount and issuance costs	3,135	2,791
Amortization of discontinued cash flow hedge from other comprehensive loss	1,453	1,972
Other	571	104
Changes in operating assets and liabilities:
Accounts receivable	3,347	(1,216)
Prepaid expenses and other	1,646	6,531
Accounts payable	(2,434)	2,429
Accrued expenses and other liabilities	3,173	(5,915)
Deferred revenues	14	1,343
Tax receivable agreement obligations to related parties	(1,480)	—

Net cash provided by operating activities	49,804	41,662

Investing activities
Purchases of property and equipment	(12,949)	(7,055)
Payments for acquisitions, net of cash acquired	(26,444)	—

Net cash used in investing activities	(39,393)	(7,055)

Financing activities
Debt principal payments	(1,888)	(17,888)
Payments on revolver	—	(10,000)
Other	(104)	158

Net cash used in financing activities	(1,992)	(27,730)

Net increase in cash and cash equivalents	8,419	6,877
Cash and cash equivalents at beginning of period	211,999	71,478

Cash and cash equivalents at end of period	$220,418	$78,355

Segment Information
(unaudited and amounts in thousands)

	For the Three Months Ended March 31, 2010
				Corporate &
	Payer	Provider	Pharmacy	Eliminations	Consolidated
Revenue from external customers
Claims management	$45,476	$—	$—	$—	$45,476
Payment services	56,820	—	—	—	56,820
Patient statements	—	66,676	—	—	66,676
Revenue cycle management	—	40,674	—	—	40,674
Dental	—	7,937	—	—	7,937
Pharmacy services	—	—	19,696	—	19,696
Inter-segment revenue	873	87	—	(960)	—

Net revenue	103,169	115,374	19,696	(960)	237,279
Costs and expenses:
Cost of operations	66,817	71,372	6,725	(928)	143,986
Development and engineering	3,015	3,824	1,715	—	8,554
Sales, marketing, general and administrative	6,873	6,816	1,558	10,872	26,119

Segment contribution (1)	$26,464	$33,362	$9,698	$(10,904)	58,620

Depreciation and amortization					27,775
Interest income					(3)
Interest expense					15,665
Other loss					290

Income before income tax provision					$14,893

	For the Three Months Ended March 31, 2009
				Corporate &
	Payer	Provider	Pharmacy	Eliminations	Consolidated
Revenue from external customers
Claims management	$45,112	$—	$—	$—	$45,112
Payment services	50,346	—	—	—	50,346
Patient statements	—	68,672	—	—	68,672
Revenue cycle management	—	37,746	—	—	37,746
Dental	—	7,760	—	—	7,760
Pharmacy services	—	—	10,249	—	10,249
Inter-segment revenue	70	464	—	(534)	—

Net revenue	95,528	114,642	10,249	(534)	219,885
Costs and expenses:
Cost of operations	59,876	73,434	1,849	(420)	134,739
Development and engineering	2,632	3,422	1,021	—	7,075
Sales, marketing, general and administrative	5,854	7,492	978	9,836	24,160

Segment contribution (1)	$27,166	$30,294	$6,401	$(9,950)	53,911

Depreciation and amortization					25,098
Interest income					(21)
Interest expense					17,942

Income before income tax provision					$10,892

(1)	Segment contribution has been reduced by equity-based compensation expense of $3,675 and $2,576 for the three months ended March 31, 2010 and 2009, respectively. Segment contribution without such equity-based compensation expense would have been $62,295 and $56,487 for the three months ended March 31, 2010 and 2009, respectively.

Explanation of Non-GAAP Financial Measures
Emdeon’s management team believes that in order to properly understand Emdeon’s short-term and long-term financial trends, investors may wish to consider the impact of certain non-cash or non-operating items, when used as a supplement to financial performance measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). These items result from facts and circumstances that vary in frequency and/or impact continuing operations. In addition, management uses results of operations before such excluded items to evaluate the operational performance of Emdeon as a basis for strategic planning and, in the case of Adjusted EBITDA, as a performance evaluation metric in determining achievement of certain executive and management incentive compensation programs. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition to the description provided below, reconciliations of GAAP to non-GAAP results are provided in the financial statement tables included in this release.
In this release, Emdeon defines Adjusted EBITDA as EBITDA (which is defined as net income before net interest expense, income tax provision (benefit) and depreciation and amortization), plus certain other non-cash or non-operating items (collectively, “EBITDA Adjustments”).
In this release, Emdeon defines Adjusted Net Income as the sum of (i) GAAP net income, (ii) EBITDA Adjustments, (iii) non-cash interest expense and (iv) depreciation and amortization expense resulting from adjustments of assets to fair value in connection with acquisition accounting, less income taxes computed based on a normalized income tax rate. Emdeon defines Adjusted Net Income per fully diluted share as the quotient of Adjusted Net Income and weighted average shares outstanding, assuming all potentially dilutive securities are fully dilutive and outstanding shares from their date of grant or issuance.
To properly evaluate Emdeon’s business, Emdeon encourages investors to review the GAAP financial information included in this release, and not rely on any single financial measure to evaluate Emdeon’s business. Emdeon also strongly encourages investors to review the reconciliation of GAAP net income and GAAP net income per diluted share to the applicable non-GAAP measures of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per fully diluted share. These non-GAAP measures, as Emdeon defines them, may not be similar to non-GAAP measures used by other companies.
Management uses Adjusted EBITDA and Adjusted Net Income per fully diluted share to facilitate a comparison of Emdeon’s operating performance on a consistent basis from period to period that, when viewed in combination with Emdeon’s GAAP results, management believes provides a more complete understanding of factors and trends affecting Emdeon’s business than GAAP measures alone. Management believes these non-GAAP measures assist Emdeon’s board of directors, management, lenders and investors in comparing Emdeon’s operating performance on a consistent basis because they remove where applicable, the impact of Emdeon’s capital and organizational structure, asset base, acquisition accounting, non-cash charges and non-operating items from Emdeon’s operations.
Emdeon also presents Adjusted EBITDA and Adjusted Net Income per fully diluted share on a forward-looking basis as part of its Financial Outlook for 2010. Emdeon is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because management cannot predict, with sufficient reliability, contingent payments relating to past and possible future acquisitions, changes in the fair value of Emdeon’s interest rate swap agreement and the effect on income taxes of these and other items attributable to Emdeon’s organizational structure, which are difficult to estimate and primarily dependent on future events.

Emdeon Inc.
Reconciliation of GAAP Net Income to Adjusted EBITDA
(unaudited and amounts in thousands)

	For the Three Months
	Ended March 31,
	2010	2009
Net income	$4,263	$3,290
Interest expense, net	15,662	17,921
Income tax provision	10,630	7,602
Depreciation and amortization	27,775	25,098

EBITDA	58,330	53,911

Equity-based compensation	3,675	2,576
Purchase accounting adjustments	176	473
Facilities consolidation costs	430	85
Acquisition and divestiture related costs	939	—
Tax receivable agreements change in estimate	(1,480)	—
Non-operating loss	290	—

EBITDA Adjustments	4,030	3,134

Adjusted EBITDA	$62,360	$57,045

Emdeon Inc.
Reconciliation of GAAP Net Income to Adjusted Net Income
(unaudited and amounts in thousands)

	For the Three Months
	Ended March 31,
	2010	2009
Net income	$4,263	$3,290
Income tax provision	10,630	7,602
EBITDA Adjustments	4,030	3,134
Non-cash interest expense	4,588	4,763
Depreciation and amortization resulting from acquisition method adjustments	19,176	18,766

Adjusted net income before income taxes	42,687	37,555
Normalized income tax provision	16,861	14,834

Adjusted Net Income	$25,826	$22,721

Emdeon Inc.
Reconciliation of Diluted Net Income Per Diluted Share of Class A Common Stock to
Adjusted Net Income Per Fully Diluted Share(1)
(unaudited)

	For the Three Months
	Ended March 31,
	2010	2009
Diluted net income per share Class A common stock	$0.02	$0.02
Impact of assuming full dilution of all outstanding equity instruments for the period	0.01	0.01
Adjustments on a per share basis:
Income tax provision	0.09	0.07
EBITDA Adjustments	0.03	0.03
Non-cash interest expense	0.04	0.04
Depreciation and amortization resulting from acquisition method adjustments	0.16	0.18

Adjusted net income before income taxes	0.35	0.35
Normalized income tax provision	0.14	0.14

Adjusted Net Income per fully diluted share	$0.21	$0.21

(1)	The calculation of Adjusted Net Income per fully diluted share assumes the following equity-based instruments were fully converted into Class A common stock on their date of issuance:

	(shares in thousands)
	For the Three Months
	Ended March 31,
Weighted average of:	2010	2009
Class A shares outstanding	90,462	77,414
Class B shares outstanding	24,725	24,749
Restricted stock units outstanding	572	924
Options to purchase Class A shares outstanding	5,536	3,060

Shares assumed in Adjusted Net Income per fully diluted share calculation	121,295	106,147